UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 19, 2005
                     --------------------------------------
                Date of Report (Date of Earliest Event Reported)

                                   ITRON, INC.
     ----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Washington                     000-22418                91-1011792
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
     of Incorporation)                                       Identification No.)


                    2818 N. Sullivan Road, Spokane, WA 99216
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               (Address of Principal Executive Offices, Zip Code)

                                 (509) 924-9900
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              (Registrant's Telephone Number, Including Area Code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under Securities
    Act (17 CFR 230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 19, 2005, Itron, Inc. ("we," "our" or "the Company") completed an amendment to its senior secured credit facility dated December 17, 2003. The amendment increases the annual capital expenditure threshold for 2005 and provides for the ability to finance up to $20 million, including associated liens, for the purchase of a building in Liberty Lake, Washington. The purchase of the Liberty Lake building is expected to close by December 31, 2005.


Item 9.01 Financial Statements and Exhibits.

   (c) Exhibit.

The following exhibit is filed as part of this report:

Exhibit
Number              Description
--------------      ------------------------------------------------------------

4.11 Sixth Amendment to the Credit Agreement dated December 19, 2005, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.

                           ---------------------------

The  information  presented  in this  Current  Report  on Form  8-K may  contain
forward-looking   statements   and   certain   assumptions   upon   which   such
forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  ITRON, INC.

Dated:  December 21, 2005         By:  /s/ Steven M. Helmbrecht
                                       ------------------------
                                  Steven M. Helmbrecht
                                  Sr. Vice President and Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit
Number              Description
--------------      ------------------------------------------------------------

4.11 Sixth Amendment to the Credit Agreement dated December 19, 2005, and entered into by and among Itron, Inc., several lenders from time to time parties hereto, Bear Stearns Corporate Lending, Inc. and Wells Fargo Bank, National Association and is made with reference to the Credit Agreement dated December 17, 2003.